Exhibit 10.7

EXECUTION VERSION

OMNIBUS AMENDMENT AGREEMENT

This OMNIBUS AMENDMENT AGREEMENT (this “Amendment”), dated as of February 26, 2019, is entered into by and among APPLIED DNA SCIENCES, INC., a Delaware corporation (the “Issuer”), APDN (B.V.I.) INC., a corporation organized under the laws of the British Virgin Islands (the “Guarantor”, and together with the Issuer, collectively, the “Grantors” and each a “Grantor”), DELAWARE TRUST COMPANY, a Delaware corporation, as collateral agent (together with its successors and assigns, in such capacity, the “Collateral Agent”) for the benefit of the Buyers (defined below) and each of the investors listed on Schedule I attached hereto (each, a “Buyer” and collectively, the “Buyers”; the Buyers and the Collateral Agent are collectively, together with their successors and assigns, collectively, the “Secured Parties”).

WITNESSETH:

WHEREAS, the Issuer and the Collateral Agent are parties to that certain Security Agreement, dated as of October 19, 2018 (as amended to date and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), whereby the Issuer granted a security interest in substantially all of its tangible and intangible assets, whether real or personal property, now or hereafter acquired (the “Issuer Collateral”), to the Collateral Agent for the ratable benefit of the Secured Parties; and

WHEREAS, the Guarantor and the Collateral Agent are parties to that certain Guaranty and Security Agreement, dated as of October 19, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement” and together with the Security Agreement, collectively, the “Security Agreements”), whereby the Guarantor granted a security interest in substantially all of its tangible and intangible assets, whether real or personal property, now or hereafter acquired (the “Guarantor Collateral”, and together with the Issuer Collateral, collectively, the “Collateral”), to the Collateral Agent for the ratable benefit of the Secured Parties; and

WHEREAS, the Collateral Agent, the Grantors and the investors party thereto as Buyers (the “Original Buyers”; each Buyer party hereto which is not an Original Buyer is a “New Buyer”) are parties that certain Collateral Agency Agreement, dated as of October 19, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”), whereby, among other things, the Original Buyers appointed the Collateral Agent as the Secured Parties’ representative and agent with respect to the Collateral; and

WHEREAS, the Grantors have requested and the Secured Parties, by their execution and acknowledgement hereof, have each agreed, subject to the terms of this Amendment, to amend each of the Security Agreement, the Guaranty and Security Agreement and the Collateral Agency Agreement (each a “Transaction Document” and collectively, the “Transaction Documents”), as provided herein.

NOW, THEREFORE, the parties hereto hereby agree as follows, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound:

1.           Definitions. Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings given to such terms in the applicable Transaction Document.

2.           Joinder. Each New Buyer hereby becomes a Buyer under the terms of the Collateral Agency Agreement and any other Transaction Document (as defined in the Collateral Agency Agreement) to which any Buyer is a party (collectively, the “Buyer Documents”), and appoints the Collateral Agent as provided in Section 1 of the Collateral Agency Agreement. Each New Buyer agrees that it hereby is, and shall be deemed to be, and assumes the obligations of, a “Buyer” under each of the Buyer Documents, including the joint and several indemnification obligations in the Collateral Agency Agreement. Each New Buyer hereby agrees to perform, comply with, and be subject to and bound by each of the terms and provisions of each of the Buyer Documents jointly and severally with the other Buyers party thereto.

3.           Amendment to the Collateral Agency Agreement.

(a) the first “WHEREAS” clause of the Collateral Agency Agreement is hereby amended and restated, in its entirety, as follows:

“WHEREAS, the Issuer and the Buyers are parties to (i) that certain Securities Purchase Agreement, dated as of August 31, 2018 (the “August Securities Purchase Agreement” or (ii) that certain Securities Purchase Agreement, dated as of November 29, 2018 (the “November Securities Purchase Agreement” and together with the August Securities Purchase Agreement, collectively, the “Securities Purchase Agreement”), and certain other agreements, documents and instruments executed and delivered in connection therewith (together the Securities Purchase Agreement and this Agreement, collectively, the “Transaction Documents”), pursuant to which the Issuer shall be required to sell, and the Buyers shall purchase or have rights to purchase, on a several and not joint basis, the principal amount of the notes issued pursuant thereto (as such notes may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Notes”).”

(b) Section 10(a) (Extension) of the Collateral Agency Agreement is hereby amended and restated, in its entirety, as follows:

“The Buyers and the Issuer hereby agree to extend all delivery dates set forth in the Securities Purchase Agreement for the granting of liens securing the Notes and perfection of the security interests contemplated therein for completion within a reasonable period of time following the execution thereof, as determined by the Issuer and the Collateral Agent in their reasonable discretion; provided, however, that, all of the Buyers may agree in writing to instruct the Collateral Agent not to perfect its security interest, for the benefit of the Secured Parties, in certain types of Collateral if, in the reasonable judgment of all the Buyers, the expense or process for achieving such perfection is determined to be unduly burdensome.”

(c) Schedule 1 of the Collateral Agency Agreement is hereby amended and restated, in its entirety in the form of Schedule 1 attached hereto.

4.            Amendment to the Security Agreement.

(a) the Preamble of the Security Agreement is hereby amended and restated, in its entirety, as follows:

“SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Agreement”) dated October 19, 2018 made by APPLIED DNA SCIENCES, INC., a Delaware corporation with headquarters located at 50 Health Sciences Drive, Stony Brook, New York 11790 (the “Grantor”), in favor of DELAWARE TRUST COMPANY, a Delaware corporation, as collateral agent (together with any successor collateral agent, in such capacity, the “Collateral Agent”) for the benefit of the investors listed on the Schedule of Buyers (each a “Buyer” and collectively, the “Buyers”; the Buyers and the Collateral Agent are collectively, with their respective successors and assigns, the “Secured Parties”)) set forth in (i) the Securities Purchase Agreement, dated as of August 31, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “August Securities Purchase Agreement”), and (ii) the Securities Purchase Agreement, dated as of November 29, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “November Securities Purchase Agreement” and together with the August Securities Purchase Agreement, collectively, the “Securities Purchase Agreement”), and the other Secured Parties.”

(b) the second WHEREAS clause in each of Exhibits A and B of the Security Agreement is hereby amended and restated, in its entirety, as follows:

“WHEREAS, Grantor is party to the (i) Securities Purchase Agreement, dated as of August 31, 2018 (the “August Securities Purchase Agreement”) and (ii) the Securities Purchase Agreement, dated as of November 29, 2018 (the “November Securities Purchase Agreement” and together with the August Securities Purchase Agreement, collectively, the “Securities Purchase Agreement”), in each case, with the Buyers party thereto.”

5.           Amendment to the Guaranty and Security Agreement.

(a) the Preamble of the Guaranty and Security Agreement is hereby amended and restated, in its entirety, as follows:

“GUARANTY AND SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Agreement”) dated October 19, 2018 made by APDN (B.V.I.) INC., a corporation organized under the laws of the British Virgin Islands (the “Grantor”), in favor of DELAWARE TRUST COMPANY, a Delaware corporation, as collateral agent (together with any successor collateral, in such capacity, the “Collateral Agent”) for the benefit of the investors listed on the Schedule of Buyers (each a “Buyer” and collectively, the “Buyers”; the Buyers and the Collateral Agent are collectively, with their respective successors and assigns, the “Secured Parties”)) set forth in (i) the Securities Purchase Agreement, dated as of August 31, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “August Securities Purchase Agreement”) and (ii) the Securities Purchase Agreement, dated as of November 29, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “November Securities Purchase Agreement” and together with the August Securities Purchase Agreement, collectively, the “Securities Purchase Agreement”), and the other Secured Parties.”

(b) the second WHEREAS clause in each of Exhibits A and B of the Guarantor IP Security Agreement is hereby amended and restated, in its entirety, as follows:

“WHEREAS, Grantor is a wholly owned subsidiary of APPLIED DNA SCIENCES, INC., a Delaware corporation (the “Company”), and the Company is party to the (i) Securities Purchase Agreement, dated as of August 31, 2018 (the “August Securities Purchase Agreement”) and (ii) the Securities Purchase Agreement, dated as of November 29, 2018 (the “November Securities Purchase Agreement” and together with the August Securities Purchase Agreement, collectively, the “Securities Purchase Agreement”), in each case, with the Buyers party thereto.”

6.            Ratification. This Amendment shall be construed in connection with and as a part of each of the Security Agreement, the IP Security Agreement, the Guaranty and Security Agreement, the Guarantor IP Security Agreement and Collateral Agency Agreement, as applicable, and, except as expressly amended by this Amendment, all terms, conditions, covenants, representations and warranties contained in the Security Agreement, the IP Security Agreement, the Guaranty and Security Agreement, the Guarantor IP Security Agreement and Collateral Agency Agreement, respectively, are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Security Agreement, the IP Security Agreement, the Guaranty and Security Agreement, the Guarantor IP Security Agreement and Collateral Agency Agreement, as applicable, without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment.

7.           Parties Bound. This Amendment shall be binding on and inure to the benefit of (i) each Grantor and (ii) the Secured Parties, as well as each of their respective heirs, executors, administrators, legal representatives, successors and assigns, except as otherwise expressly provided for herein.

8.           Counterparts and Signatures. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument. The transmission or receipt of a facsimile or similar communication being a reproduction of a party’s signature or initial shall produce the same legal result as the transmission or receipt of an original signature or initial.

9.            Severability of Provisions. Any provision of this Amendment which is prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitive or enforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

10.         Section Headings. The Section headings used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

11.         Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

12.          Instruction to Collateral Agent. Each of the Buyers, by its acknowledgement hereof, hereby directs the Collateral Agent to execute and deliver this Amendment, and authorizes the Collateral Agent to take action as agent on its behalf and to exercise such powers and discretion under the Security Agreement, the Guaranty and Security Agreement and the Collateral Agency Agreement and the other Transaction Documents (as defined in the Collateral Agency Agreement) as are delegated to the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental. This Section 12 is solely for the benefit of the Collateral Agent and the Buyers and neither the Grantor nor any other Person shall have rights as a third party beneficiary of the provisions in this Section 12.

13.         Costs and Expenses. Without limiting any expense or indemnity provisions set forth in the Security Agreement, the Guaranty and Security Agreement and the Collateral Agency Agreement or any other Transaction Document, the Grantor agrees to pay on demand all reasonable and documented out-of-pocket expenses, fees, and disbursements (including reasonable and documented attorneys’ fees and expenses) of the Collateral Agent and the Buyers in connection with the negotiation, preparation, execution, delivery and administration of this Amendment.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

GRANTORS:

APPLIED DNA SCIENCES, INC., a Delaware corporation

By:	/s/ Beth Jantzen
Print Name: Beth Jantzen, CPA
Its: Chief Financial Officer

APDN (B.V.I.) INC., a corporation formed under the laws of the British Virgin Islands

By:	/s/ James A. Hayward
Print Name: James A. Hayward
Its: Authorized Signatory

[Signatures Continue on Following Page]

Signature Page to Omnibus Amendment Agreement

COLLATERAL AGENT

DELAWARE TRUST COMPANY,
as Collateral Agent

By:	/s/ Alan R. Halpern
Name: Alan R. Halpern
Title: Vice President

[Signatures Continue on Following Page]

Signature Page to Omnibus Amendment Agreement

ACKNOWLEDGED AND CONSENTED TO BY BUYERS:

By:	/s/ James A. Hayward
Print Name: James A. Hayward

By:	/s/ Judith Murrah
Print Name: Judith Murrah

By:	/s/ Yavoc Shamash
Print Name: Yavoc Shamash

By:	/s/ Robert Catell 2/13/19
Print Name: Robert Catell

By:	/s/ Elizabeth Schmalz Ferguson
Print Name: Elizabeth Schmalz Ferguson

By:	/s/ Gregg Baldwin
Print Name: Gregg Baldwin

By:	/s/ William Montgomery 2/11/19
Print Name: William Montgomery

By:	/s/ J van Eeden
Print Name: Johnette van Eeden

By:	/s/ John Cartier
Print Name: John Cartier

By:	/s/ Wayne Buchen
Print Name: Wayne Buchen

Signature Page to Omnibus Amendment Agreement

ACKNOWLEDGED AND CONSENTED TO BY BUYERS (continued):

Delabarta II

By:	/s/ John Bitzer III
Print Name: John F. Bitzer III
Title: President

The Rodgers Living Trust Dated April 7, 1995

By:	/s/ Jay D. Rodgers
Print Name: Jay D. Rodgers
Title: Trustee

Signature Page to Omnibus Amendment Agreement

SCHEDULE I

SCHEDULE OF BUYERS

Buyer	Address for Notices
James A. Hayward	1 Emmet Drive, Stony Brook, NY 11790 and 50 Health Sciences Drive, Stony Brook, NY 11790
Judith Murrah	8 Old Post Lane, Saint James, NY 11780
Delabarta II	c/o Delaware Corporate Management, 1105 North Market Street, Suite 1300, Wilmington, DE 19801
Yavoc Shamash	7 Quaker Hill Road, Stony Brook, NY 11790
Robert Catell	62 Osborne Road, Garden City, NY 11530
Elizabeth Schmalz Ferguson	101 Jersey Avenue, Spring Lake, NJ 07762
The Rodgers Living Trust Dated April 7, 1995	1277 Porter Road, Flower Mound, TX 75022
Gregg Baldwin	3391 Ichabod Way, The Villages, FL 32163
William Montgomery	34211 Seavey Loop Road, Eugene, OR 97405
Johnette van Eeden	451 Westpark Way, Suite 5, Euless, TX 76040
John Cartier	P.O. Box East Hampton, NY 11937
Wayne Buchen	50 Health Sciences Drive, Stony Brook, NY 11790

Schedule I to Omnibus Amendment Agreement